PURCHASE AGREEMENT


      THIS PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 17th day of July 2003, by and between the following:

      JIMMY  L.  PFEFFER, JR., an individual,  (hereinafter,  the
"Seller"); and

      PARAMCO  FINANCIAL  GROUP,  INC.,  a  Delaware  corporation
(hereinafter "Paramco").

                       W I T N E S S E T H

      WHEREAS, subject to the terms and conditions of this Agreement, Paramco and Seller desire for Paramco to purchase from Seller and for Seller to sell to Paramco all of the outstanding common stock of ALLIANCE CAPITAL GROUP, INC., a Delaware corporation (the "Alliance Capital Group Stock" and "Alliance Capital Group ", respectively); and

      WHEREAS,  the  Board  of  Directors  of  Paramco  deems  it desirable and in the best interests of Paramco and its stockholders that Paramco purchase the Alliance Capital Group Stock in consideration of issuance by Paramco to Seller an aggregate of one hundred twenty thousand (120,000) shares of Paramco Common Stock (the "Paramco Shares"); and

     WHEREAS, Seller deems it desirable and in the best interests of Seller that Seller sell the Alliance Capital Group Stock to
Paramco; and

      WHEREAS,  Paramco and Seller desire to provide for  certain
undertakings,   conditions,  representations,   warranties,   and
covenants in connection with the transactions contemplated by this Agreement; and

      WHEREAS, Seller and the Board of Directors of Paramco have approved and adopted this Agreement, subject to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:


                            SECTION 1

                           DEFINITIONS

     1.1  "Agreement", "Alliance Capital Group", "Alliance Capital
Group    Stock",    "Paramco",   "Paramco   Shares",    "Seller",
respectively, shall have the meanings defined in the foregoing preamble and recitals to this Agreement.

      1.2 "Closing Date" shall mean 10:00 a.m., local time, July 25, 2003, at Denver, Colorado, the date on which the parties hereto shall close the transactions contemplated herein; provided that the parties can change the Closing Date and place of Closing to such other time and place as the parties shall mutually agree, in writing. As of the Closing Date, all Exhibits to this Agreement shall be complete and attached to this Agreement.

      1.3 "1933 Act" shall mean the Securities Act of 1933, as amended.

      1.4   "1934 Act" shall mean the Securities Exchange Act  of
1934, as amended.

      1.5   "SEC  Documents" shall have the  meaning  defined  in
Section 3.5 hereof.

      1.6 "Confidential information" shall have the meaning defined in Section 11.1 hereof.


                            SECTION 2

 AGREEMENT FOR PURCHASE AND SALE OF ALLIANCE CAPITAL GROUP STOCK

      2.1  Substantive Terms of the Purchase and Sale of Alliance
Capital Group Stock.

     Seller shall sell and deliver to Paramco one hundred percent (100%) of the issued and outstanding capital stock of Alliance Capital Group in a form enabling Paramco, then and there, to become the record and beneficial owner of said common stock, consisting of one hundred thousand (100,000) shares, which represent all of the issued and outstanding capital stock of Alliance Capital Group.

     2.2  Consideration Paid by Paramco.

                (a) Paramco shall deliver to Seller the Paramco Shares, as follows: one hundred twenty (120,000) shares to be issued in the name of Jimmy L. Pfeffer, Jr. The Paramco Shares shall be issued pursuant to an exemption from registration under the 1933 Act and from registration under any and all applicable state securities laws and the certificates representing the Paramco Shares shall bear the restrictive legend set forth in Rule 144 of the Rules and Regulations of the 1933 Act and any appropriate legend required under applicable state securities laws. The Paramco Shares shall be validly issued and outstanding, fully paid, and non-assessable.

                (b) It is the present intention of Paramco that, following the Closing Date, Alliance Capital Group will operate as a wholly owned subsidiary of Paramco.


                            SECTION 3

            REPRESENTATIONS AND WARRANTIES OF PARAMCO

      Paramco, in order to induce the Seller to execute this Agreement and to consummate the transactions contemplated herein, represents and warrants to Seller, as follows:

       3.1 Organization and Qualification. Paramco is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, with all requisite power and authority to own its property and to carry on its business as it is now being conducted. Paramco is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of business requires such qualification, except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition or business of Paramco.

      3.2 Ownership of Paramco. Paramco is authorized to issue two classes of stock of up to 100,000,000 common shares, $0.001 par value per share, of which approximately 29,182,747 are currently issued and outstanding, and up to 10,000,000 preferred shares, $0.001 par value per share of which three series have been designated: Series A, consisting of 131,000 authorized shares, all of which are outstanding; Series B, consisting of 3,750,000 authorized shares, none of which is outstanding; and Series C, consisting of 150,000 authorized shares, none of which is outstanding. Paramco has granted 3,350,000 warrants, each for the purchase of one share of Paramco Common Stock, at various exercise prices. Paramco has not granted any options issued under its stock option plan.

      3.3 Authorization and Validity. Paramco has the requisite power and is duly authorized to execute and deliver and to carry out the terms of this Agreement. The board of directors and stockholders of Paramco have taken all action required by law, its Articles of Incorporation and Bylaws, both as amended, or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, subject to the satisfaction or waiver of the conditions precedent set forth in Section 8 of this Agreement. Assuming this Agreement has been approved by all action necessary on the part of Seller, this Agreement is a valid and binding agreement of Paramco.

     3.4   No  Defaults.  Paramco is not in default under  or  in
violation of any provision of its Articles of Incorporation or Bylaws, both as amended. Paramco is not in default under or in violation of any material provision of any indenture, mortgage, deed of trust, lease, loan agreement, or other agreement or instrument to which it is a party or by which it is bound or to which any of its is subject, if such default would have a material, adverse effect on the financial condition or business of Paramco. Paramco is not in violation of any statute, law, ordinance, order, judgment, rule, regulation, permit, franchise, or other approval or authorization of any court or governmental agency or body having jurisdiction over it or any of its properties which, if enforced, would have a material, adverse effect on the financial condition or business of Paramco. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of or constitute a default under any of the foregoing or result in the creation of any lien, mortgage, pledge, charge, or encumbrance upon any asset of Paramco and no consents or waivers thereunder are required to be obtained in connection therewith in order to consummate the transactions contemplated by this Agreement.

     3.5 SEC Documents; Financial Statements. As of the Closing, Paramco has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents substantially complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were
made,  not  misleading.   As  of  their  respective  dates,   the
financial statements of Paramco included in the SEC Documents substantially complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in substantial accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Paramco as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of Paramco to the Seller which is not included in the SEC Documents, including, without limitation, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not
misleading.   Neither  the  Company  nor  any  of  its  officers,
directors, employees or agents has provided the Seller with any material, non-public information.

      3.6 Absence of Certain Changes. Since the most recent filing by Paramco with the SEC, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of Paramco. Paramco has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does Paramco have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

      3.7   Documents.   The copies of all agreements  and  other
instruments that have been delivered by Paramco to Seller are true, correct, and complete copies of such agreements and instruments and include all amendments thereto.

     3.8 Disclosure. The representations and warranties made by Paramco herein and in any schedule, statement, certificate, or document furnished or to be furnished by Paramco to Seller pursuant to the provisions hereof or in connection with the transactions contemplated hereby, taken as a whole, do not and will not as of their respective dates contain any untrue statements of a material fact, or omit to state a material fact necessary to make the statements made not misleading.


                            SECTION 4

            REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, in order to induce Paramco to execute this Agreement
and   to   consummate   the  transactions  contemplated   herein,
represents and warrants to Paramco as follows:

     4.1 Organization and Qualification. Alliance Capital Group is a Delaware corporation, duly organized, validly existing, and in good standing under the laws of the state of Texas with all requisite power and authority to own its property and assets and to carry on its business as it is now being conducted. Alliance Capital Group is qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of its business requires such qualification, except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition and business of Alliance Capital Group.

     4.2 Ownership of Alliance Capital Group Stock. Alliance Capital Group is authorized to issue one class of stock, of up to one million (1,000,000) shares of common stock, no par value per
share.   At  the  date  hereof, of such  authorized  shares,  one
hundred  thousand  (100,000) shares of  common  stock  have  been
validly  issued  and  are  outstanding,  fully  paid,  and   non-
assessable.   All  of  the shares of common stock  are  owned  of
record and beneficially by the Seller, who has not granted any options, warrants, or other securities exercisable or convertible into or any calls, commitments, or agreements of any kind relating to any issued equity securities of Alliance Capital
Group.   There  are  no  options, warrants, or  other  securities
exercisable or convertible into or any calls, commitments, or agreements of any kind relating to any unissued equity securities of Alliance Capital Group by or on behalf of Alliance Capital Group.

      4.3 Authorization and Validity. The Seller has the requisite power and is duly authorized to execute and deliver and to carry out the terms of this Agreement. Assuming this Agreement has been approved by all action necessary on the part of Paramco, this Agreement is a valid and binding agreement of Seller.

     4.4  Alliance Capital Group Financial Statements.

           (a) Alliance Capital Group financial statements (as prepared by Seller as the management of Alliance Capital Group) for the current fiscal year ending December 31, 2003 and any notes thereto, fairly and accurately present the financial condition and the results of operations, income, expenses, assets, liabilities, changes in shareholders' equity, and cash flows of Alliance Capital Group , all in accordance with GAAP, consistent with the past practices of Alliance Capital Group (collectively, "Alliance Capital Group Financial Statements").

           (b) Alliance Capital Group Financial Statements are capable of being examined and reported upon with an unqualified opinion expressed by an independent public or certified public accountant and will comply with the requirements and standards set forth in Regulation S-X, as promulgated and adopted by the Securities and Exchange Commission.

      4.5 Conduct and Transactions of Alliance Capital Group. Since inception, Alliance Capital Group has conducted the operations of its business consistent with past practice and used its best efforts to maintain and preserve its properties, key employees, and relationships with customers and suppliers. Without limiting the foregoing, during such period Alliance Capital Group did not:

           (a)   Incur  any  liabilities except to  maintain  its
     facilities  and  assets  in  the  ordinary  course  of   its
     business;

           (b) Declare or pay any dividends on any shares of capital stock or make any other distribution of assets to the holders thereof;

           (c) Issue, reissue, or sell, or issue options or rights to subscribe to, or enter into any contract or commitment to issue, reissue, or sell, any shares of capital stock or acquire or agree to acquire any shares of capital stock;

           (d) Amend its Articles of Incorporation or Bylaws or merge or consolidate with or into any other corporation or sell all or substantially all of its assets or change in any manner the rights of its capital stock or other securities;

           (e)   Pay or incur any obligation or liability, direct
     or   contingent,  except  in  the  ordinary  course  of  its
     business;

          (f) Incur any indebtedness for borrowed money, assume, guarantee, endorse, or otherwise become responsible for obligations of any other party, or make loans or advances to any other party except in the ordinary course of its business;

          (g) Increase in any manner the compensation, direct or indirect, of any of its officers or executive employees, except as otherwise disclosed in Exhibit 4.5(g), hereto; or

           (h) Make any capital expenditures except in the ordinary course of its business.

      4.6 Compensation Due Employees. As of the Closing Date, Alliance Capital Group will not have any outstanding liability for payment of wages, payroll taxes, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions, contributions under any employee benefit plans or other compensation, current or deferred, under any labor or employment contracts, whether oral or written, based upon or accruing in respect of those services of employees of Alliance Capital Group that have been performed prior to the Closing Date, except as specified on
Exhibit 4.6 hereto. As of the Closing Date, Alliance Capital Group will not have any unfunded, contingent or other liability under any defined benefits plan or any other retirement or retirement-type plan, whether such plan(s) are to continue or are thereupon terminated, except for the normal on-going obligations for future contributions under such plan(s) not related, generally or specifically, to the termination of such plan(s) or except as specified on Exhibit 4.6 hereto.

      4.7 Union Agreements and Employment Agreements. Alliance Capital Group is not a party to any union agreement or any organized labor dispute. Alliance Capital Group has no written or verbal employment agreements with any of its employees, except as listed in Exhibit 4.7 hereto.

      4.8 Contracts and Leases. Except as listed in Exhibit 4.8 hereto, Alliance Capital Group is not a party to any written or oral leases, commitments, or any other agreements. On the Closing Date, Alliance Capital Group has paid or performed in all material respects all obligations required to be paid or performed by any of them to such date and will not be in default under any document, contract, agreement, lease, or other commitment to which any of them is a party.

      4.9 Insurance. All insurance against losses or damages or other risks which are in force for the benefit of any of Alliance
Capital Group are set forth in Exhibit 4.9 hereto.

       4.10   Liabilities.   Alliance  Capital   Group   has   no
liabilities, except as described in Exhibit 4.10 hereto, which liabilities are also set forth in relevant detail on Alliance
Capital Group Financial Statements.

      4.11 Proprietary Rights. Alliance Capital Group owns or is duly licensed to use such trademarks and copyrights as are necessary to conduct its business as presently conducted. The conduct of business by Alliance Capital Group does not, to the best knowledge of Seller, infringe upon the trademarks or copyrights of any third party.

     4.12 Internal Controls.  Since inception,

            (a) There have been no transactions except in accordance with the general or specific authorization of management of Alliance Capital Group;

          (b) Alliance Capital Group has devised and maintained systems of internal accounting controls and procedures (the "Internal Controls") that were designed with the objective of providing reasonable assurance that (1) Alliance Capital Group transactions were properly authorized; (2) Alliance Capital Group assets were safeguarded against unauthorized or improper use; and (3) Alliance Capital Group transactions were properly recorded and reported, all (i) to permit the preparation of Alliance Capital Group financial statements in conformity with generally accepted accounting principles and (ii) to maintain accountability for assets and expenses.

          (c) Alliance Capital Group chief executive officer and chief financial officer have evaluated Alliance Capital Group Internal Controls, which evaluation included a review of the controls' objectives and design and the controls' implementation by Alliance Capital Group and its management. In the course of the Internal Controls' evaluation, Alliance Capital Group management sought to identify data errors, controls problems, or acts of fraud and to confirm that appropriate corrective action, including process improvements, were being undertaken. The Internal Controls were also evaluated on an ongoing basis by other personnel in Alliance Capital Group organization. Among other matters, Alliance Capital Group has sought to determine whether there were any "significant deficiencies" or "material weaknesses" in the Internal Controls, or whether Alliance Capital Group had identified any acts of fraud involving personnel who had a significant role in the Internal Controls. For purposes of this subsection, "significant deficiencies" means "reportable conditions" (control issues that could have a significant adverse effect on the ability to record, process, summarize and report financial data in the financial statements) and "material weakness" means a particularly serious reportable condition where the Internal Controls do not reduce to a relatively low level the risk that misstatements caused by error or fraud may occur in amounts that would be material in relation to Alliance Capital Group Financial Statements and not be detected within a timely period by employees in the normal course of performing their assigned functions. Alliance Capital Group has also sought to deal with other Internal Controls matters in the evaluation thereof, and, in each case if a problem were identified, Alliance Capital Group considered what revision, improvement and/or correction to make in accord with its on-going procedures.

      4.13  Contracts and Agreements.  Alliance Capital Group  is
not a party to any material contracts or agreements in respect of the  operation of its business, except as listed in Exhibit  4.13 hereto.

      4.14 Minute Books. The minute books of Alliance Capital Group contains true, complete, and accurate records of all meetings and other corporate actions of its shareholders and Board of Directors, and true and accurate copies thereof have been delivered to counsel for Paramco prior to the Closing Date. The signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

     4.15 Litigation. Except as set forth in Exhibit 4.15, there are no actions, suits, proceedings, orders, investigations, or claims (whether or not purportedly on behalf of Alliance Capital Group) pending against or affecting Alliance Capital Group at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality, domestic or foreign, nor has any such action, suit, proceeding, or investigation been pending or threatened in writing during the 12-month period preceding the date hereof, which, if adversely determined, would materially and adversely affect the financial condition of Alliance Capital Group which seeks to prohibit, restrict, or delay the consummation of the stock sale contemplated hereby. Alliance Capital Group is not operating under or subject to, or in default with respect to, any order, writ, injunction, or decree of any court or federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality.

      4.16 Taxes. At the Closing Date, all tax returns required to be filed with respect to the operations or assets of Alliance Capital Group prior to Closing Date have been correctly prepared in all material respects and timely filed, and all taxes required to be paid in respect of the periods covered by such returns have been paid in full or adequate reserves have been established for the payment of such taxes. Except as set forth in Exhibit 4.16, as of the Closing Date, Alliance Capital Group has not requested any extension of time within which to file any tax returns, and all known deficiencies for any tax, assessment, or governmental charge or duty shall have been paid in full or adequate reserves have been established for the payment of such taxes. Alliance Capital Group tax returns are true and complete in all material respects. No audits by federal or state authorities are currently pending or threatened.

      4.17 No Defaults. Alliance Capital Group is not in default under or in violation of any provision of its Articles of
Incorporation or Bylaws. Alliance Capital Group is not in default under or in violation of any material provision of any indenture, mortgage, deed of trust, lease, loan agreement, or other agreement or instrument to which it is a party or by which it is bound or to which any of its assets are subject, if such default would have a material, adverse effect on the financial condition or business of Alliance Capital Group. Alliance Capital Group is not in violation of any statute, law, ordinance, order, judgment, rule, regulation, permit, franchise, or other approval or authorization of any court or governmental agency or body having jurisdiction over it or any of its properties which, if enforced, would have a material, adverse effect on the financial condition or business of Alliance Capital Group. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of or constitute a default under any of the foregoing or result in the creation of any lien, mortgage, pledge, charge, or encumbrance upon any asset of Alliance Capital Group and no consents or waivers thereunder are required to be obtained in connection therewith in order to consummate the transactions contemplated by this Agreement.

      4.18  Documents.   The copies of all agreements  and  other
instruments that have been delivered by Seller to Paramco are true, correct, and complete copies of such agreements and instruments and include all amendments thereto.

     4.19 Disclosure. The representations and warranties made by Seller herein and in any schedule, statement, certificate, or document furnished or to be furnished by Alliance Capital Group and/or either of Seller to Paramco pursuant to the provisions hereof or in connection with the transactions contemplated hereby taken as a whole do not and will not as of their respective dates contain any untrue statements of a material fact, or omit to state a material fact necessary to make the statements made not misleading.


                            SECTION 5

                  INVESTIGATION; PRESS RELEASE

     5.1  Investigation.

            (a)   Paramco  acknowledges  that  it  has  made   an
     investigation of Alliance Capital Group to confirm, among other things, the assets, liabilities, and status of business of Alliance Capital Group and the cash position, accounts receivable, liabilities, and mortgages in process. In the event of termination of this Agreement, Paramco will deliver to Seller all documents, work papers, and other materials and all copies thereof obtained by Paramco, or on its behalf, from Alliance Capital Group or Seller, whether obtained before or after the execution hereof, will not use, directly or indirectly, any confidential information obtained from Alliance Capital Group or Seller hereunder or in connection herewith, and will keep all such information confidential and not used in any way detrimental to Alliance Capital Group or Seller except to the extent the same is publicly disclosed by Alliance Capital Group or Seller.

            (b) Seller acknowledges that he has made an investigation of Paramco, which has included, among other things, the opportunity of discussions with executive officers of Paramco, and its accountants, investment bankers, and counsel. In the event of termination of this Agreement, Seller will deliver to Paramco all documents, work papers, and other materials and all copies thereof obtained by either of them, or on behalf of either of them, from Paramco, whether obtained before or after the execution hereof and will not use, directly or indirectly, any confidential information obtained from Paramco hereunder or in connection herewith, and will keep all such information confidential and not used in any way detrimental to Paramco, except to the extent the same is publicly disclosed by Paramco.

          (c) Except in the event that any party hereto discovers in the course of its respective investigation any breach of a representation or warranty by the other party hereto and does not disclose it to such other party prior to the Closing Date, no investigation pursuant to this Section 5.1 shall affect or be deemed to modify any representation or warranty made by any party hereto.

     5.2 Press Release. Paramco and Seller shall agree with each other as to the form and substance of any press releases and the filing of any documents with any federal or state agency related to this Agreement and the transactions contemplated hereby and shall consult with each other as to the form and substance of other public disclosures related thereto; provided, however, that nothing contained herein shall prohibit either party from making any disclosure that its counsel deems necessary.


                            SECTION 6

                            BROKERAGE

      6.1 Brokers and Finders. Except for Stanton, Walker & Company, neither Paramco nor Seller, or any of their respective officers, directors, employees, or agents, has employed any broker, finder, or financial advisor or incurred any liability for any fee or commissions in connection with initiating the transactions contemplated herein. Stanton, Walker & Company has been engaged by Paramco and Paramco is solely liable for any fee or commission earned by Stanton, Walker & Company. Each party hereto agrees to indemnify and hold the other party harmless against or in respect of any other commissions, finder's fees, or brokerage fees incurred or alleged to have been incurred with respect to initiating the transactions contemplated herein as a result of any action of the indemnifying party.


                            SECTION 7

               CLOSING AGREEMENTS AND POST-CLOSING

     7.1 Closing Agreements. On the Closing Date, the following activities shall occur, the following agreements shall be executed and delivered, and the respective parties thereto shall have performed all acts that are required by the terms of such activities and agreements to have been performed simultaneously with the execution and delivery thereof as of the Closing Date:

          (a) Seller shall have executed and delivered documents to Paramco sufficient then and there to transfer record and beneficial ownership to Paramco of the Alliance Capital Group Stock, consisting of an aggregate of 100,000 shares of common stock of Alliance Capital Group;

          (b) Paramco shall have delivered to Seller the Paramco Shares, consisting of one hundred twenty thousand (120,000) shares of Paramco's Common Stock, as follows: one hundred twenty thousand (120,000) shares in the name of Jimmy L. Pfeffer, Jr.


                            SECTION 8

     CONDITIONS PRECEDENT TO PARAMCO'S OBLIGATIONS TO CLOSE

      The obligations of Paramco to consummate this Agreement are subject to satisfaction on or prior to the Closing Date of the following conditions:

      8.1 Representations and Warranties. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and Seller shall have performed in all material respects all of his obligations hereunder theretofore to be performed.

      8.2   Other.  The joint conditions precedent in Section  10
hereof shall have been satisfied and all documents required for Closing shall be acceptable to Counsel for Paramco.


                            SECTION 9

      CONDITIONS PRECEDENT TO SELLER' OBLIGATIONS TO CLOSE

      The obligation of Seller to consummate this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions:

      9.1 Representations and Warranties. The representations and warranties of Paramco contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and Paramco shall have performed in all material respects all of its obligations hereunder theretofore to be performed.

      9.2   Other.  The joint conditions precedent in Section  10
hereof shall have been satisfied.


                           SECTION 10

                   JOINT CONDITIONS PRECEDENT

      The obligations of Paramco and Seller to consummate this Agreement shall be subject to satisfaction or waiver in writing by all parties of each and all of the following additional conditions precedent at or prior to the Closing Date:

      10.1 Other Agreements. All of the agreements contemplated by Section 7.1 of this Agreement shall have been executed and delivered, and all acts required to be performed thereunder as of the Closing Date shall have been duly performed, including, without limitation, completion of all exhibits to this Agreement.

      10.2 Absence of Litigation. At the Closing Date, there shall be no action, suit, or proceeding pending or threatened against any of the parties hereto by any person, governmental agency, or subdivision thereof, nor shall there be pending or threatened any action in any court or administrative tribunal, which would have the effect of inhibiting the consummation of the transactions contemplated herein.


                           SECTION 11

                         CONFIDENTIALITY

      11.1 Paramco acknowledges that its principals have, and will, acquire information and materials from Seller and/or Alliance Capital Group and knowledge about the technology, business, products, strategies, customers, clients and suppliers of Alliance Capital Group and that all such information, materials and knowledge acquired, are and will be trade secrets and confidential and proprietary information of Alliance Capital Group (collectively, such acquired information, materials, and knowledge are the "Confidential Information"). Paramco, itself, and behalf of its principals, covenants to hold such Confidential Information in strict confidence, not to disclose it to others or use it in any way, commercially or otherwise, except in connection with the transactions contemplated by this Agreement and not to allow any unauthorized person access to such Confidential Information.

      11.2 The Confidential Information disclosed by the Seller and/or Alliance Capital Group to Paramco shall remain the property of the disclosing party.

      11.3 Paramco, and its principals, shall maintain in secrecy all Confidential Information disclosed to them by Seller and/or Alliance Capital Group using not less than reasonable care. Paramco, and its principals, shall not use or disclose in any manner to any third party any Confidential Information without the express written consent of the Seller unless or until the Confidential Information is:

           (a) publicly available or otherwise in the public domain; or

           (b) rightfully obtained by any third party without restriction; or

           (c)  disclosed by Seller and/or Alliance Capital Group
     without   restriction  pursuant  to  judicial   action,   or
     government regulations or other requirements.

      11.4 The obligations of Paramco under Sections 11.1, 11.2, and 11.3 of this Agreement shall expire upon the sooner of the Closing or one year from the date hereof as to Confidential Information consisting of commercial and financial information and two years from the date hereof as to Confidential Information consisting of technical information. For this purpose, technical information shall include without limitation all developments, inventions, innovations, designs, discoveries, trade secrets and know-how, whether or not patentable or copyrightable.


                           SECTION 12

                     TERMINATION AND WAIVER

      12.1  Termination.  This Agreement may  be  terminated  and abandoned on the Closing Date by:

           (a) the mutual consent in writing of the parties hereto;

          (b) Paramco, if the conditions precedent in Sections 8 and 10 of this Agreement have not been satisfied or waived by the Closing Date; and

          (c) Seller, if the conditions precedent in Sections 9 and 10 of this Agreement have not been satisfied or waived by the Closing
     Date.

If this Agreement is terminated pursuant to Section 12.1, the parties hereto shall not have any further obligations under this Agreement, and each party shall bear all costs and expenses incurred by it.


                           SECTION 13

          NATURE AND SURVIVAL OF REPRESENTATIONS, ETC.

      13.1 All statements contained in any certificate or other instrument delivered by or on behalf of Paramco or Seller pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties by such party. All representations and warranties and agreements made by Paramco or Seller in this Agreement or pursuant hereto shall survive the Closing Date hereunder until the expiration of the 12th month following the Closing Date.


                           SECTION 14

                          MISCELLANEOUS

      14.1 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if written and delivered in person or sent by registered mail, postage prepaid, addressed as follows:

          to Seller:          Jimmy L. Pfeffer Jr.
                              4575 Elsby Avenue
                              Suite 700
                              Dallas, TX 75209

          to Paramco:         Paramco Financial Group, Inc.
                              Attn: Douglas G. Gregg
                              4610 So. Ulster Street
                              Suite 150
                              Denver, Colorado 80237

          copy to:            Bryan Cave LLP
          (which shall not    Attn:  Randolf W. Katz, Esq.
          constitute notice)  2020 Main Street, Suite 600
                              Irvine, California 92614

or such other address as shall be furnished in writing by the appropriate person, and any such notice or communication shall be deemed to have been given as of the date so mailed.

      14.2 Time of the Essence. Time shall be of the essence of this Agreement.

      14.3  Costs.   Each party will bear the costs and  expenses
incurred by it in connection with this Agreement and the transactions contemplated hereby.

      14.4 Cancellation of Agreement. In the event that this Agreement is canceled by mutual agreement of the parties or by failures of any of the conditions precedent set forth in Paragraphs 8, 9, and 10, neither Seller nor Paramco shall be entitled to any damages, fees, costs, or other consideration.

      14.5 Entire Agreement and Amendment. This Agreement and documents delivered at the Closing Date hereunder contain the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all other agreements, written or oral, with respect thereto. This Agreement may be amended or modified in whole or in part, and any rights hereunder may be waived, only by an agreement in writing, duly and validly executed in the same manner as this Agreement or by the party against whom the waiver would be asserted. The waiver of any right hereunder shall be effective only with respect to the matter specifically waived and shall not act as a continuing waiver unless it so states by its terms.

     14.6 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

      14.7 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Colorado.

      14.8 Attorneys' Fees and Costs. In the event any party to this Agreement shall be required to initiate legal proceedings to enforce performance of any term or condition of this Agreement, including, but not limited to, the interpretation of any term or provision hereof, the payment of moneys or the enjoining of any action prohibited hereunder, the prevailing party shall be entitled to recover such sums, in addition to any other damages or compensation received, as will reimburse the prevailing party for reasonable attorneys' fees and court costs incurred on account thereof (including, without limitation, the costs of any appeal) notwithstanding the nature of the claim or cause of action asserted by the prevailing party.

      14.9 Successors and Assigns.  This Agreement shall inure to the  benefit of and be binding upon the parties hereto and  their
respective    heirs,    executors,   personal    representatives,
successors, and assigns, as the case may be.

     14.10 Access to Counsel. Each party hereto acknowledges that each has had access to legal counsel of her or its own choice and has obtained such advice therefrom, if any, as such party has deemed necessary and sufficient prior to the execution hereof. Each party hereto acknowledges that the drafting of this Agreement has been a joint effort and any ambiguities or interpretative issues that may arise from and after the execution hereof shall not be decided in favor or, or against, any party hereto because the language reflecting any such ambiguities or issues may have been drafted by any specific party or her or its counsel.

       14.11      Captions.   The  captions  appearing  in   this
Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.



                    [SIGNATURE PAGE FOLLOWS]


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PARAMCO FINANCIAL GROUP, INC.



By:  /s/ Douglas G. Gregg
     ----------------------------
     Douglas G. Gregg
     Chief Executive Officer





SELLER


 By:         /s/ Jimmy L. Pfeffer Jr.
             -------------------
             Jimmy L. Pfeffer Jr.